Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

ZIX CORPORATION

a Texas corporation

at

$8.50 PER SHARE

Pursuant to the Offer to Purchase

Dated November 22, 2021

by

ZETA MERGER SUB INC.

a wholly owned subsidiary of

OPEN TEXT CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER 11:59 P.M., EASTERN TIME, ON DECEMBER 20, 2021, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.

The Depository for the Offer is:

By Mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: Computershare c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete the Internal Revenue Service (the “IRS”) Form W-9, available at www.irs.gov. Stockholders who are not United States persons should submit a properly completed and signed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8, available at www.irs.gov. Failure to provide the information on IRS Form W-9 or an appropriate IRS Form W-8, as applicable, may subject you to United States federal income tax backup withholding on any payments made to you pursuant to the Offer (as defined below). The instructions set forth in this Letter of Transmittal should be read carefully before you tender any of your Shares (as defined below) into the Offer (as defined below).

DESCRIPTION OF SHARES TENDERED
Shares Tendered
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s)) (Attach additional signed list if necessary)	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Book Entry Shares Tendered	Total Number of Shares Tendered*

Total Shares

*	Unless otherwise indicated, it will be assumed that all Shares described in the chart above are being tendered. See Instruction 4.

Voluntary Corporate Action: COY ZIX

The Offer is being made to all holders of Shares. Purchaser is not aware of any jurisdiction where the making of the Offer is prohibited by any administrative or judicial action pursuant to any valid state statute. If Purchaser becomes aware of any valid state statute prohibiting the making of the Offer or the acceptance of Shares, Purchaser will make a good faith effort to comply with that state statute or seek to have such statute declared inapplicable to the Offer. If, after a good faith effort, Purchaser cannot comply with the state statute, Purchaser will not make the Offer to, nor will Purchaser accept tenders from or on behalf of, the holders of Shares in that state. In any jurisdiction where the securities, “blue sky” or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of Purchaser by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

This Letter of Transmittal is to be used by stockholders of Zix Corporation (“Zix”) if certificates (“Certificates”) for shares of common stock, par value $0.01 per share (the “Shares”), of Zix are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 3 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by Computershare Trust Company, N.A. at The Depository Trust Company (“DTC”) (as described in Section 2 of the Offer to Purchase and pursuant to the procedures set forth in Section 3 thereof).

Stockholders whose Certificates are not immediately available, who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depository prior to the Expiration Time must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. Shares tendered by the Notice of Guaranteed Delivery (as defined below) will be excluded from the calculation of the Minimum Condition (as defined in the Offer to Purchase), unless such Shares and other required documents are received by the Depository prior to the Expiration Time. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Depository.

Additional Information If Certificates Have Been Lost, Destroyed or Stolen, are Being Delivered by Book-Entry Transfer, or are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

If Certificates you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated, you should contact Computershare Trust Company, N.A. in its capacity as transfer agent (the “Transfer Agent”), toll-free at 800-962-4284 regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED HEREWITH.

☐

CHECK HERE IF YOU HAVE LOST YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). BY CHECKING THIS BOX, YOU UNDERSTAND THAT YOU MUST CONTACT THE TRANSFER AGENT TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 11.

☐

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITORY WITH DTC AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITORY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Zeta Merger Sub Inc. (“Purchaser”), a Texas corporation, and a wholly owned subsidiary of Open Text Corporation, a corporation incorporated under the federal laws of Canada (“OpenText”), the above described shares of common stock, par value $0.01 per share (the “Shares”), of Zix Corporation, a Texas corporation (“Zix”), pursuant to Purchaser’s offer to purchase each outstanding Share that is validly tendered and not validly withdrawn, at a price of $8.50 per Share in cash, without interest and subject to any applicable withholding of taxes, upon the terms and subject to the conditions (including the Minimum Condition) described in the Offer to Purchase, dated November 22, 2021 (the “Offer to Purchase”), and in this Letter of Transmittal (the “Letter of Transmittal” which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith and not validly withdrawn on or prior to the Expiration Date (as defined in the Offer to Purchase) in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depository”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to (i) deliver Certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by The Depository Trust Company (“DTC”) or otherwise held in book-entry form, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Zix and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message, as defined in Section 3 of the Offer to Purchase), the undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to (i) vote at any annual or special meeting of Zix stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Zix stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title to such Shares (and such Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depository or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depository for the account of Purchaser all Distributions in respect of any and all of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned hereby acknowledges that delivery of any Certificate shall be effected, and risk of loss and title to such Certificate shall pass, only upon the proper delivery of such Certificate to the Depository.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer, Purchaser may not be required to accept for payment any Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” a check will be issued for the purchase price of all Shares purchased in the name(s) of, and, if appropriate, Certificates not tendered or accepted for payment will be returned to, the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” the check for the purchase price of all Shares purchased will be mailed to, and, if appropriate, any Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) will be returned to, the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, the check for the purchase price of all Shares purchased will be issued in the name(s) of, and, if appropriate, any Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) will be returned to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” any Shares tendered herewith that are not accepted for payment will be credited by book-entry transfer by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Certificates not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

Issue check and/or certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification No. (e.g., Social Security No.)) (Also Complete, as appropriate, IRS Form W-9, available at www.irs.gov)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Certificates evidencing Shares not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check and/or Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

IMPORTANT
STOCKHOLDER: YOU MUST SIGN BELOW
(U.S. Holders: Please complete and return the IRS Form W-9, available at www.irs.gov)
(Non-U.S. Holders: Please obtain, complete and return appropriate IRS Form W-8, available at
www.irs.gov)

(Signature(s) of Holder(s) of Shares)
Dated:

Name(s):
(Please Print)

Capacity (full title) (See Instruction 5):

Address:
(Include Zip Code)

Area Code and Telephone No.:

Tax Identification No. (e.g., Social Security No.) (See IRS Form W-9, available at www.irs.gov):

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed (a) if the Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this section, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of Shares) of Shares tendered therewith and such registered owner has not completed the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if such Shares are tendered for the account of an financial institution (which term includes most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”).. In all other cases, including those referred to above, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. No alternative, conditional or contingent tenders will be accepted. In order for Shares to be validly tendered pursuant to the Offer, one of the following procedures must be followed:

For Shares held as physical certificates, the Certificates representing tendered Shares, a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depository at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Time.

For Shares held in book-entry form, either a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of this Letter of Transmittal, and any other required documents required by this Letter of Transmittal, must be received by the Depository at the appropriate address set forth on the front page of this Letter of Transmittal, and such Shares must be delivered according to the book-entry transfer procedures (as set forth in Section 3 of the Offer to Purchase) and a timely confirmation of a book-entry transfer of Shares into the Depository’s account at DTC (a “Book-Entry Confirmation”) must be received by the Depository, in each case prior to the Expiration Time.

Stockholders whose Certificates are not immediately available, or who cannot complete the procedure for delivery on a timely basis or who cannot deliver all other required documents to the Depository prior to the Expiration Time, may tender their Shares by properly completing and duly executing a notice of guaranteed delivery (a “Notice of Guaranteed Delivery”) pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depository by the Expiration Date and (iii) Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees (or, in the case of book-entry transfer of Shares, either this Letter of Transmittal or an Agent’s Message in lieu of this Letter of Transmittal), and any other documents required by this Letter of Transmittal, must be received by the Depository within two NASDAQ (as defined in Section 1 of the Offer to Purchase) trading days after the date of execution of such Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery may be delivered by overnight courier or mailed to the Depository and must include a guarantee by an Eligible Institution in the form set forth in the form of Notice of Guaranteed Delivery made available by Purchaser. In the case of Shares held through DTC, the Notice of Guaranteed Delivery must be delivered to the Depository by a participant by means of the confirmation system of DTC. Shares tendered by the Notice of Guaranteed Delivery will be excluded from the calculation of the Minimum Condition, unless such Shares and other required documents are received by the Depository prior to the Expiration Time.

The method of delivery of Shares, the Letter of Transmittal, the Notice of Guaranteed Delivery and all other required documents, including delivery through DTC, is at the election and sole risk of the tendering stockholder. Delivery of all such documents will be deemed made only when actually received by the

Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If such delivery is by mail, we recommend that all such documents be sent by properly insured registered mail with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.

No fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.

3. Inadequate Space. If the space provided herein is inadequate, Certificate numbers, the number of Shares represented by such Certificates and/or the number of Shares tendered should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any Certificate delivered to the Depository are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Total Number of Shares Tendered.” In such case, a new Certificate for the remainder of the Shares represented by the old Certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Certificates delivered to the Depository will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Certificates. If any of the Shares tendered hereby are registered in different names on different Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

(e) Stock Powers. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates for such Shares. Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

(f) Evidence of Fiduciary or Representative Capacity. If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depository of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income taxes or withholding taxes).

If, however, consideration is to be paid to, or if Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Certificate(s) for Share(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, Purchaser will not be responsible for any stock transfer or similar taxes (whether imposed on the registered holder(s) or such other person(s) or otherwise) payable on account of the transfer to such other person(s) and no consideration shall be paid in respect of such Share(s) unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

7. Special Payment and Delivery Instructions. If a check is to be issued for the purchase price of any Shares tendered by this Letter of Transmittal in the name of, and, if appropriate, Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8. Tax Withholding. Under U.S. federal income tax laws, the Depositary or other applicable withholding agent may be required to withhold a portion of any payments made to certain stockholders or payees pursuant to the Offer. To avoid such backup withholding, a tendering stockholder that is a United States person (as defined for U.S. federal income tax purposes, a “United States person”), and, if applicable, each other U.S. payee, is required to (a) provide the Depositary or other applicable withholding agent with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9 and to certify, under penalty of perjury, that such stockholder or payee is a United States person, that such TIN provided is correct and that such stockholder or payee is not subject to backup withholding of federal income tax or (b) otherwise establish a basis for exemption from backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder or payee to backup withholding at the applicable rate (currently 24%), and such stockholder or payee may be subject to a penalty imposed by the IRS. See IRS Form W-9 and the instructions thereto for additional information.

Certain stockholders or payees (including, among others, corporations) may not be subject to backup withholding. Exempt stockholders or payees that are United States persons should complete and return an IRS Form W-9 establishing an exemption in order to avoid backup withholding. A stockholder or other payee that is not a United States person may qualify as an exempt recipient by providing a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to such stockholder or payee’s foreign status or by otherwise establishing an exemption.

An appropriate IRS Form W-9 or W-8, as applicable, and the instructions thereto may be obtained from the Depositary or the IRS website (www.irs.gov).

Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS if eligibility is established and appropriate procedure is followed.

Information reporting to the IRS may also apply to the receipt of cash pursuant to the Offer.

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Purchaser in its sole and absolute discretion, which determination shall be final and binding on all parties, subject to the right of any such party to dispute such determination in a court of competent jurisdiction. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder whether or not similar defects or irregularities are waived in the case of any other stockholder. No tender of Shares will be deemed to have been validly made until all defects and irregularities relating thereto have been cured or waived. None of OpenText, Purchaser or any of their respective affiliates or assigns, the Depositary, Georgeson LLC (the “Information Agent”), Zix or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Purchaser’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions thereto and any other documents related to the Offer) shall be final and binding on all parties, subject to the right of any such party to dispute such interpretation in a court of competent jurisdiction.

10. Questions and Requests for Additional Copies. The Information Agent may be contacted at the address and telephone number set forth on the last page of this Letter of Transmittal for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Purchaser’s expense.

11. Lost, Stolen Destroyed or Mutilated Certificates. If any Certificate has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the Transfer Agent toll-free at 800-962-4284. The stockholder will then be instructed as to the steps that must be taken in order to replace such Certificates. You may be required to post a bond to secure against the risk that the Certificates(s) may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen Certificates have been followed.

Certificates evidencing tendered Shares, or a Book-Entry Confirmation into the Depository’s account at DTC, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message (if utilized in lieu of this Letter of Transmittal in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal, must be received prior to the Expiration Time, or the tendering stockholder must comply with the procedures for guaranteed delivery.

CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depository or otherwise establish an exemption from backup withholding, 24% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

Signature:                                  Date:

The Depository for the Offer is:

By Mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: Computershare c/o Voluntary Corporate Actions 150 Royall Street Suite V Canton, MA 02021

The Information Agent may be contacted at its address and telephone number listed below for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Purchaser’s expense.

The Information Agent for the Offer is:

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Shareholders, Banks, and Brokers Call Toll Free: 888-607-6511